                                                                   EXHIBIT 10.37

                                                                       No. W-001

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                       WARRANT TO PURCHASE NEW SECURITIES
                    OF HEALTHCARE TRANSACTION SYSTEMS, INC.
                           (Void after April 1, 2002)



     This certifies that Zilkha Venture Partners, L.P. or its assigns (the "Holder"), for value received, is entitled to purchase from HEALTHCARE TRANSACTION SYSTEMS, INC., a Delaware corporation (the "Company"), having a place of business at 75 Willow Road, Menlo Park, California 94025, that number of fully paid and nonassessable shares of the capital stock of the Company as provided for herein. This Warrant is one of a series of like Warrants (the "Warrants") to be issued pursuant to the terms of that certain Note and Warrant Purchase Agreement (the "Agreement") dated as of April 2, 1999 among the Company and the other parties named therein. This Warrant is issued in conjunction with a note (the "Note") issued by the Company pursuant to the Agreement on the date hereof in the principal amount of $150,000.00 (the "Loan Amount").

     During the Exercise Period (defined below) the Holder may purchase from the Company that number of fully paid and nonassessable shares of the capital stock of the Company ("New Securities") as shall equal (a) 17.6% multiplied by the Loan Amount, divided by (b) the New Security Price (as defined below). The New Securities shall be of the same class and series and have the same rights, preferences and privileges as (i) the Series B Shares (as defined in the Note), in the event the Note converts pursuant to Section 3 thereof or (ii) the Series A Shares (as defined in the Note), in the event the Note converts pursuant to either of Sections 4 or 5 thereof, or in the event the Note becomes due and payable pursuant to Section 6 thereof. Unless otherwise defined in this Warrant, capitalized terms used in this Warrant shall have the meaning indicated in the Agreement and the Note. This Warrant shall be exercisable only during the period (the "Exercise Period") commencing on the date that the Note shall be either converted or repaid pursuant to Sections 3, 4, 5 or 6 of the Note and ending at 5:00 p.m. (Pacific time) on the earlier of (i) the closing of the initial public offering of the Company's Securities pursuant to a registration statement under the Securities Act of 1933, as amended (the "Initial Public Offering"); or (ii) three (3) years from the date of this Warrant, such earlier day being referred to herein as the "Expiration Date." To exercise this Warrant, the Holder shall surrender to the Company at its principal office (or at such other location as the Company may advise the Holder in writing) the original Warrant, properly endorsed with the Form of Subscription attached hereto duly filled in and signed, and shall pay in cash or by check the aggregate New Security Price (as defined below), unless exercised as provided in Section 1.2 of this Warrant, for the number of New Securities for which this Warrant is being exercised, determined in accordance with the provisions hereof. The Company shall deliver notice of any Initial Public Offering to the Holder at least 30 days prior to the closing thereof. The New Security Price and the number of New Securities purchasable hereunder are subject to adjustment as provided in Section 3 of this Warrant.

     This Warrant is subject to the following terms and conditions:

           1.1 EXERCISE; ISSUANCE OF CERTIFICATES; PAYMENT FOR NEW SECURITIES. This Warrant is exercisable at the option of the holder of record hereof only during the Exercise Period. The exercise price for this Warrant (the "New Security Price") shall equal (i) the Financing Price (as defined in the Note), in the event the Note converts pursuant to Section 3 thereof, (ii) the Bridge A Price (as defined in the Note), in the event the Note converts pursuant to Sections 4 or 5 thereof, or (iii) the Bridge A Price (as defined in the Note), in the event the Note becomes due and payable pursuant to Section 6 thereof. The Company agrees that the New Securities purchased under this Warrant shall be and are deemed to be issued to the Holder hereof as the record owner of such New Securities as of the close of business on the date on which this Warrant shall have been surrendered, properly endorsed, the completed, executed Form of Subscription delivered, and payment made for such New Securities. Certificates for the New Securities so purchased, together with any other securities or property to which the Holder hereof is entitled upon such exercise, shall be delivered to the Holder hereof by the Company at the Company's expense within a reasonable time after the rights represented by this Warrant have been so exercised. In case of a purchase of less than all the New Securities which may be purchased under this new Warrant, the Company shall cancel this Warrant and execute and deliver a new Warrant or Warrants of like tenor for the balance of the New Securities purchasable under the Warrant surrendered upon such purchase to the Holder hereof within a reasonable time.

           1.2 Net Issue Exercise. Notwithstanding any provisions herein to the contrary, if the fair market value of one share of the Company's New Securities is greater than the New Security Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Form of Subscription and notice of such election in which event the Company shall issue to the Holder a number of shares of New Securities computed using the following formula:

                X = Y (A-B)
                   -------
                      A

         Where  X =  the number of shares of New Securities to be issued to the Holder

                Y = the number of shares of New Securities purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

                                       2.

                A = the fair market value of one share of the Company's New Securities (at the date of such calculation)

                B = New Security Price (as adjusted to the date of such calculation)

For purposes of the above calculation, fair market value of one share of New Securities shall be determined by the Company's Board of Directors in good faith; provided, however, that in the event the Company makes an initial public offering of its Common Stock the fair market value per share shall be the product of (i) the per share offering price to the public of the Company's initial public offering, and (ii) the number of shares of Common Stock into which each share of New Securities is convertible at the time of such exercise.

     2. NEW SECURITIES TO BE FULLY PAID; RESERVATION OF NEW SECURITIES. The Company covenants and agrees that all New Securities which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any shareholder and free of all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that, during the Exercise Period, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of New Securities, or other securities and property, when and as required to provide for the exercise of the rights represented by this Warrant. The Company will take all such action as may be necessary to assure that such New Securities may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the New Securities may be listed; provided, however, that the Company shall not be required to effect a registration under Federal or State securities laws with respect to such exercise.

     3. ADJUSTMENT OF NEW SECURITY PRICE AND NUMBER OF NEW SECURITIES. The New Security Price and the number of New Securities purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 3.

           3.1  Subdivision or Combination of New Securities.

                (a) If at any time or from time to time after the date of this Warrant the Company shall subdivide its outstanding New Securities, the New Security Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the New Securities of the Company shall be combined into a smaller number of New Securities, the New Security Price in effect immediately prior to such combination shall be proportionately increased.

                (b) Upon each adjustment of the New Security Price as provided in Section 3.1(a) above, the Holder shall thereafter be entitled to purchase, at the New Security Price resulting from such adjustment, the number of New Securities (calculated to the nearest whole Security) obtained by multiplying the New Security Price in effect immediately prior to such adjustment by the number of New Securities purchasable pursuant hereto immediately prior

                                       3.

to such adjustment and dividing the product thereof by the New Security Price resulting from such adjustment.

           3.2 Reorganization, Reclassification, Consolidation, Merger or Sale. Subject to the first paragraph above, if any recapitalization, reclassification or reorganization of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets or other transaction shall be effected in such a way that holders of New Securities shall be entitled to receive stock, securities, or other assets or property (a "Reorganization") then, as a condition of such Reorganization, lawful and adequate provisions shall be made by the Company whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the New Securities of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding New Securities equal to the number of New Securities immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby. In the event of any Reorganization, appropriate provision shall be made by the Company with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the New Security Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, in relation to any shares of securities or assets thereafter deliverable upon the exercise hereof. The Company will not effect any such consolidation, merger or sale unless, prior to the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or the corporation purchasing such assets shall assume by written instrument reasonably satisfactory in form and substance to the Holders of a majority of the warrants to purchase New Securities then outstanding, executed and mailed or delivered to the registered Holder hereof at the last address of such Holder appearing on the books of the Company, the obligation to deliver to such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase.

           3.3 Certain Events. If any change in the outstanding New Securities of the Company or any other event occurs as to which the other provisions of this Section 3 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the Holder of the Warrant in accordance with such provisions, then the Board of Directors of the Company shall make an adjustment in the number and class of New Securities available under the Warrant, the New Security Price or the application of such provisions, so as to protect such purchase rights as aforesaid. The adjustment shall be such as will give the Holder of the Warrant upon exercise for the same aggregate New Security Price the total number, class and kind of New Securities as he would have owned had the Warrant been exercised prior to the event and had he continued to hold such shares until after the event requiring adjustment.

           3.4  Notices of Change.

                (a) Immediately upon any adjustment in the number or class of New Securities subject to this Warrant and of the New Security Price, the Company shall give written

                                       4.

notice thereof to the Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

                (b) The Company shall give written notice to the Holder at least 10 business days prior to the date on which the Company closes its books or takes a record for determining rights to receive any dividends or distributions. (c) The Company shall also give written notice to the Holder at least 30 business days prior to the date on which a Reorganization shall take place.

     4. ISSUE TAX. The issuance of certificates for New Securities upon the exercise of the Warrant shall be made without charge to the Holder of the Warrant for any issue tax (other than any applicable income taxes) in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Holder of the Warrant being exercised.

     5. CLOSING OF BOOKS. The Company will at no time close its transfer books against the transfer of any warrant or of any New Securities issued or issuable upon the exercise of any warrant in any manner which interferes with the timely exercise of this Warrant.

     6. NO VOTING OR DIVIDEND RIGHTS; LIMITATION OF LIABILITY. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a member of the Company or any other matters or any rights whatsoever as a member of the Company. In the event the Company shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends) or options or rights, then, in each such case for the purpose of this Section 6, upon exercise of this Warrant, the Holder hereof shall be entitled to a proportionate share of any such distribution as though such Holder was the holder of the number of shares of New Securities of the Company into which this Warrant may be exercised as of the record date fixed for the determination of the holders of New Securities of the Company entitled to receive such distribution.. No provisions hereof, in the absence of affirmative action by the holder to purchase New Securities, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such Holder for the New Security Price or as a shareholder of the Company, whether such liability is asserted by the Company or by its creditors.

     7. TRANSFERABILITY OF WARRANT. This Warrant may not be transferred or assigned in whole or in part.

     8. RIGHTS AND OBLIGATIONS SURVIVE EXERCISE OF WARRANT. The rights and obligations of the Company, of the holder of this Warrant and of the holder of New Securities issued upon exercise of this Warrant, shall survive the exercise of this Warrant.

                                       5.

     9. MODIFICATION AND WAIVER. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

     10. NOTICES. Any notice, request or other document required or permitted to be given or delivered to the holder hereof or the Company shall be delivered or shall be sent by certified mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor in the first paragraph of this Warrant or such other address as either may from time to time provide to the other.

     11. BINDING EFFECT ON SUCCESSORS. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets. All of the obligations of the Company relating to the New Securities issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant. All of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the holder hereof.

     12. DESCRIPTIVE HEADINGS AND GOVERNING LAW. The description headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of California.

     13. LOST WARRANTS. The Company represents and warrants to the Holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company, at its expense, will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

     14. FRACTIONAL SHARES. No fractional New Securities shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional New Security, pay the holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then effective New Security Price.

                                       6.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its officers, thereunto duly authorized this 2nd day of April, 1999.

                                    HEALTHCARE TRANSACTION SYSTEMS, INC.
                                    a Delaware corporation


                                    By:_____________________________________

                                    Title:__________________________________



ATTEST:


_________________________________
Secretary

                                       7.

                                   EXHIBIT A

                               SUBSCRIPTION FORM

                                                              Date:  ___________

Healthcare Transaction Systems, Inc.

______________________________
______________________________
Attn:  President

Ladies and Gentlemen:

[_] The undersigned hereby elects to exercise the warrant issued to it by Healthcare Transaction Systems, Inc. (the "Company") and dated April 2, 1999, Warrant No. W-001 (the "Warrant") and to purchase thereunder __________________________________ New Securities of the Company at a
       purchase price of ______________________________ Dollars ($__________)
       per Security or an aggregate purchase price of ______________________________ Dollars ($__________) (the "Purchase
       Price").

       Pursuant to the terms of the Warrant the undersigned has delivered the Purchase Price herewith in full in cash or by certified check or wire transfer.

                                            Very truly yours,

                                            _________________________________

                                            By:______________________________

                                            Title:___________________________

                                       8.